UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 13, 2003




                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



      Minnesota                          0-944                 41-0783184

(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763)780-4555


                                 Not Applicable
          (Former name or former address, if changed since last report)

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         99.1 Press Release, dated May 13, 2003, issued by Possis Medical, Inc.


     Item 9. Regulation FD Disclosure.

     On May 13, 2003, the Company issued a press release announcing operating results for its third quarter ending April 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 to this report and is incorporated herein by reference.

     The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    May 13, 2003

                                             POSSIS MEDICAL, INC.



                                             By:  Eapen Chacko
                                                  Vice President, Finance

                                  EXHIBIT INDEX

Exhibit No.    Description

   99.1        Press Release, dated May 13, 2003, issued by Possis Medical, Inc.